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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
March 24, 2003

NORTH AMERICAN NATURAL GAS, INC.
formerly Far Group, Inc.
(Exact name of registrant as specified in its charter)

WASHINGTON
(State or other jurisdiction of incorporation)

000-32089	91-2023071
(Commission File No.)	(IRS Employer ID)

10203 Birchridge Drive
Suite 810
Humble, Texas 77338
(Address of principal executive offices and Zip Code)

(281) 548-1070
(Registrant's telephone number, including area code)

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ITEM 5. OTHER INFORMATION

On March 5, 2003, the Company changed its name from Far Group, Inc. to North American Natural Gas, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

3.1	Amended Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 24th day of March 2003.

NORTH AMERICAN NATURAL GAS, INC.

BY:	/s/ Coreena Hansen Coreena Hansen, Secretary